UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest
event reported):	December 14, 2004

V. F. Corporation

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5256	23-1180120
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

105 Corporate Center Boulevard	27408
Greensboro, North Carolina
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	336-424-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into Material Definitive Agreements
Item 9.01. Financial Statements and Exhibits
EXECUTIVE DEFERRED COMPENSATION PLAN II
AMENDMENT TO THE VF EXECUTIVE DEFERRED COMPENSATION PLAN
FORM OF CHANGE IN CONTROL AGREEMENT
FORM OF VF CORPORATION 1996 STOCK COMPENSATION PLAN NON-QUALIFIED STOCK OPTION CERTIFICATE
FORM OF VF CORPORATION 1996 STOCK COMPENSATION PLAN NON-QUALIFIED STOCK OPTION CERTIFICATE FOR NON-EMPLOYEE DIRECTORS

Item 1.01. Entry into Material Definitive Agreements.

     On December 14, 2004, VF Corporation:

     1. Entered into the VF Executive Deferred Savings Plan II (the “New Plan”) to be effective January 1, 2005. VF also amended VF’s existing Executive Deferred Savings Plan (the “Old Plan”) as of December 31, 2004, to freeze the Old Plan for purposes of deferred amounts that are earned and vested as of December 31, 2004. Deferred amounts that are earned and vested after December 31, 2004 will be subject to the New Plan. The New Plan also provides for an additional company retirement contribution for employees hired after January 1, 2005, because employees hired after that date will not be eligible to participate in VF’s defined benefit pension plan. The Plan and the amendment to the Old Plan are attached as Exhibits 10(a) and 10(b), respectively, and are hereby incorporated by reference.

     2. Entered into a revised form of Change in Control Agreement dated as of December 14, 2004, between VF and certain senior management of VF (including Mackey J. McDonald, Chairman, President and Chief Executive Officer; Terry L. Lay, Vice President and Chairman – Jeanswear Coalition; John P. Schamberger, Vice President and Chairman – Cross Coalition Management; Robert K. Shearer, Vice President – Finance and Global Processes and Chief Financial Officer; and Eric C. Wiseman, Vice President and Chairman – Outdoor and Sportswear Coalitions). The form of Change in Control Agreement was modified to specify that lump sum severance following a change in control shall be a function only of the executive’s salary and bonus. The revised form of Change in Control Agreement is attached hereto as Exhibit 10(c) and is hereby incorporated by reference.

     3. Approved forms of stock option grant agreements for employees and directors under the VF Corporation 1996 Stock Compensation Plan. The forms of stock option grant agreements are attached hereto as Exhibits 10(d) and 10(e), respectively, and are hereby incorporated by reference.

     In addition, on October 21, 2004, VF determined that, effective January 1, 2005, compensation for non-employee members of the Board of Directors for 2005 will be as follows: an annual retainer of $45,000 payable quarterly, plus a fee of $1,250 for each meeting attended, plus an annual grant of 5,400 stock options; for service as Chairman of any Committee of the Board, an annual retainer of $5,000 payable quarterly, plus a fee of $1,250 for each meeting attended; for service as a member of any Committee of the Board, including the Executive Committee, a fee of $1,250 for each meeting attended; and for special assignments in connection with Board or Committee activity as designated by the Chairman of the Board from time to time, a fee of $1,000 per day plus reasonable expenses.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

          The following are furnished as exhibits to this report:

     10(a) Executive Deferred Compensation Plan II, effective January 1, 2005.

     10(b) Amendment to the VF Executive Deferred Compensation Plan, as amended and restated as of December 31, 2001.

     10(c) Form of Change in Control Agreement for senior executives.

     10(d) Form of VF Corporation 1996 Stock Compensation Plan Non-Qualified Stock Option Certificate.

     10(e) Form of VF Corporation 1996 Stock Compensation Plan Non-Qualified Stock Option Certificate for Non-Employee Directors.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VF CORPORATION

By:	/s/ Robert K. Shearer
Robert K. Shearer
Vice President – Finance and Global Processes and
Chief Financial Officer